Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter February 2023 SRTREIT.COM Strategic Realty Trust (the “REIT”) is a non-trad d r al estate investment trust, focused on building a portfolio of high quality urban nd stre t r tail properties in major west coast markets 1 Introduction Hello, we are happy to send you the latest edition of the Strategic Realty Trust Shareholder Newsletter. As a reminder, effective April 1, 2021, SRT Advisors LLC (“SRT Advisor”) was acquired by PUR SRT Advisors LLC, an affiliate of PUR Management LLC, which is an affiliate of L3 Capital, LLC. L3 Capital is a real estate investment firm focused on institutional-quality, value-add, prime urban retail and mixed-use investment within first tier U.S. metropolitan markets. Overview SRT Advisor has been working diligently to expedite the portfolio’s recovery from the COVID-19 pandemic and other macro-economic headwinds. Its mission is simple: return as much value to the shareholders as possible. Despite many challenges since the onboarding of the L3 Capital team in April 2021, the REIT has made sizable progress at the balance sheet level, property level, and operations level – all as discussed below. Balance Sheet Update Our first order of business as the new advisor was to evaluate the financial health of the REIT. The properties were producing relatively minimal cash flow, and the REIT’s lenders were still demanding the REIT to meet its debt obligations. The Covid-19 pandemic impacted many owners of real estate, but the REIT was hit particularly hard given its concentration of retail properties in San Francisco, which adopted some of the most punitive government mandates as it related to landlords’ rights. The REIT’s biggest cash demands were related to the two development deals at 3032 Wilshire and 7441- 49 Sunset Ave (“Sunset & Gardner). This led SRT Advisor and the REIT to explore a sale of both assets, which ultimately culminated in two separate transactions which closed in the fourth quarter of 2022. The global pandemic derailed any pre-leasing momentum at these developments, resulting in reduced liquidity on the balance sheet and annual losses for several years. Over the past three years the REIT recorded impairment losses of $6.0M, $6.9M and $13.4M in 2022, 2021 and 2020, respectively. These losses all related to those two development projects and accounted for 68%, 64% and 86% of the REIT’s GAAP net loss during those years. Selling these assets also helped free up additional liquidity in the amount of over $2.8 million, which will be used to fund various operational costs of the REIT. Silver Lake Collection Los Angeles, CA

Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter February 2023 SRTREIT.COM 2 Property Update In response to various tenant-friendly laws that forgave rent delinquency and other lease obligations during the pandemic, SRT Advisor spent months negotiating early termination agreements or addressing natural lease expirations at many of the REIT’s units (Johnny Doughnuts, Little Gem, Urban Remedy, Eve’s Nails, Sawyer, Kettle Black and Scout). This allowed the REIT to collect some portion of past due rents while simultaneously allowing it to backfill newly vacant storefronts with new, paying tenants. The strategy has proven effective as the REIT has now backfilled those seven storefronts with new, paying tenants – all but two of which are open and operating. The last two storefronts backfilled (a portion of the former Eve’s Nails and the former Johnny Doughnuts spaces in San Francisco) are targeting an early March 2023 opening, and both of those tenants are already paying rent. The success of this strategy has been critical to stabilizing the REIT’s cash flow; uncollectible revenue from tenants decreased from $588,000 during the first nine months of 2021 to $19,000 during the first nine months of 2022. Furthermore, for the nine months ended September 30, 2022, the REIT increased tenant operating lease income approximately 14% compared to the same period in 2021 (from $1,439,000 in 2021 to $1,640,000 in 2022). Operations update The board of directors of the REIT and SRT Advisor continuously strive to reduce the REIT’s operating costs for the benefit of the REIT’s shareholders. In 2022, SRT Advisor agreed to reduce its asset management fee by 50%, its disposition fee by 50% in connection with certain sales and waived its financing fee in connection with certain financings. 450 Hayes Street San Francisco, CA 388 Fulton Street San Francisco, CA

Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter February 2023 SRTREIT.COM 3 NAV Update The updated Net Asset Value as of September 30, 2022, was published in December and is $1.91 per share. This NAV was reviewed and approved by the board of directors, and the details of this can be found in the Form 8-K that was filed with the SEC on December 28, 2022. Like all the REIT’s SEC filings, this 8- K can be found on the company’s website – www.srtreit.com – under the Investor Information link. The estimated value per share was determined after consultation with SRT Advisor and Robert A. Stanger & Company, Inc., an independent third-party valuation firm. The engagement of Stanger was approved by the board of directors, including all its independent members. Stanger prepared individual appraisal reports summarizing key inputs and assumptions, on eight of the nine properties in which the REIT wholly owned or owned an interest in as of September 30, 2022. Stanger also prepared a net asset value report which estimates the net asset value per share of the REIT’s stock as of September 30, 2022. The NAV Report relied upon: (i) the Appraisal Reports for the Appraised Properties; (ii) the October 11, 2022 closing statement for the Wilshire property, which reflects the disposition price, net of transaction costs for the property; (iii) Stanger's estimated value of the REIT’s mortgage loans payable and other debt; and (iv) SRT Advisor's estimate of the value of the REIT’s other assets and liabilities as of September 30, 2022, to calculate an estimated net asset value per share of the REIT’s common stock of $1.91. Redemptions and Distributions To further preserve cash and liquidity, the REIT suspended its Amended and Restated Share Redemption Program (the “SRP”). The suspension was effective on May 21, 2020. The SRP will remain suspended, and no further redemptions will be made unless and until the board of directors approves the resumption of the SRP. During the suspension, the REIT will continue to accept death and qualifying disability redemption filings from stockholders but will not take any action with regard to those requests until the board of directors has elected to lift the suspension and provided the terms and conditions for any continuation of the program. There is no guarantee if or when the board of directors will lift the suspension, and if they do, what the terms will be. In addition, on March 27, 2020, the board of directors decided to suspend the payment of any distributions and will reconsider future distribution payments on a quarter-by-quarter basis as more information becomes available. The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The REIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The REIT can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, enter into new leases or modify existing leases, successfully manage the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and market conditions and other risks identified in Part I, Item IA of the REIT’s Annual Report on Form 10-K for the year ended December 31, 2022; and subsequent periodic reports, as filed with the SEC. Actual events may differ materially from the anticipated events discussed above